                                                                    Exhibit 10.1

                                EIGHTH AMENDMENT

        EIGHTH AMENDMENT, dated as of June 9, 2000 (this "AMENDMENT") to the Credit Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among COLE VISION CORPORATION, a Delaware corporation ("COLE VISION"), THINGS REMEMBERED, INC., a Delaware corporation ("THINGS REMEMBERED") and PEARLE, INC., a Delaware corporation ("PEARLE"; Cole Vision, Things Remembered and Pearle each being referred to as a "BORROWER" and collectively as the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS") and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").


                                   WITNESSETH
                                   ----------

         WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

         WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein; and

         WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:


         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

         2. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by:

         (a) inserting the following new definitions in their proper alphabetical order;

        "EIGHTH AMENDMENT EFFECTIVE DATE": June 9, 2000.

        "LEVERAGE THRESHOLD": shall be deemed to have been satisfied on the date upon which the Borrowers shall have delivered financial statements to the Lenders pursuant to subsection 7.1(a) or 7.1(b) confirming that, as at the end of the fiscal period covered by such financial statements, the Leverage Ratio was less than 3.70 to 1.00.

         "TWINSBURG SALE/LEASEBACK": the sale and leaseback transaction involving the real property located in Twinsburg, Ohio, currently owned by CNC.

         (b) changing the definition of "Available Revolving Credit Commitment" to read in its entirety as follows:

                  "AVAILABLE REVOLVING CREDIT COMMITMENT": as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment at such time OVER (b) the sum of (i) the aggregate unpaid principal amount at such time of all Revolving Credit Loans made by such Lender and (ii) an amount equal to such Lender's Revolving Credit Commitment Percentage of the outstanding L/C Obligations at such time; collectively, as to all the Lenders, the "AVAILABLE REVOLVING CREDIT COMMITMENTS", PROVIDED that, for purposes of subsection 2.1 only, "Available Revolving Credit Commitments" shall be reduced by an amount equal to $25,000,000 in the event that the Leverage Ratio as of the end of any fiscal quarter of CNG is greater than 3.70 to 1.00 until such time as the Leverage Ratio as of the end of any fiscal quarter of CNG subsequent to such fiscal quarter is less than or equal to 3.70 to 1.00.

         3. AMENDMENT TO SUBSECTION 2.4(a) and 2.4(b). Subsection 2.4 of the Credit Agreement is hereby amended by changing such subsection to read in its entirety as follows:

         "2.4 COMMITMENT FEES: OTHER FEES. (a) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Lender, a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Revolving Credit Commitment Termination Date, computed at the rate per annum set forth under the heading "Commitment Fees" on Schedule II opposite the percentage which is the average daily amount of the Aggregate Outstanding Revolving Credit of all Lenders during the period for which payment is made constitutes of the average daily amount of the Available Revolving Credit Commitment of such Lender during such payment period, payable quarterly in arrears on the last day of each fiscal quarter of CNG and on the Revolving Credit Commitment Termination Date, commencing on the first of such days to occur after the Closing Date. Notwithstanding the foregoing, the commitment fee for the period from and including the first day of the Eighth Amendment Effective Date until the date on which the Leverage Theshold has been satisfied shall be 0.75% per annum of the average daily amount of the Available Revolving Credit Commitment of such Lender (without any reduction thereof pursuant to the definition of "Available Revolving Credit Commitment") during such period, payable as set forth above.

         (b) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Lender, a utilization fee for the period from and including the Eighth Amendment Effective Date to the date on which the Leverage Threshold has been satisfied, (i) if the average daily amount of the aggregate principal amount of all Revolving Credit Loans outstanding during such period is greater than 66-2/3% of the average aggregate Revolving Credit Commitments during such period, computed at 0.50% per annum on the average daily principal amount of such Lender's outstanding Revolving Credit Loans during such period and (ii) if the average daily amount of the aggregate principal amount of all Revolving Credit Loans outstanding during such period is less than or equal to 66-2/3% but greater than 33-1/3% of the average aggregate Revolving Credit Commitments during such period, computed at 0.25% per annum on the average daily principal amount of such Lender's outstanding Revolving Credit Loans."

         4. AMENDMENT TO SUBSECTION 7.2(c). Subsection 7.2(c) of the Credit Agreement is hereby amended by deleting "(90 days in the case of the fiscal year ending January 29, 2000)" after the word "Borrowers" therein.

         5. AMENDMENT TO SUBSECTIONS 8.1(a) 8.1(b) and 8.1(c). Subsections 8.1(a), 8.1(b) and 8.1(c) of the Credit Agreement are hereby amended by deleting such subsections in their entireties and substituting in lieu thereof the following:

         "(a) LEVERAGE RATIO. Permit the Leverage Ratio as of the end of each fiscal quarter of CNG ending on any of the dates set forth below to be greater than the ratio set forth opposite such date set forth below:

              Fiscal Quarter Ending                     Leverage Ratio
              ---------------------                     --------------

              July 29, 2000                             5.05 to 1.00
              October 28, 2000                          5.30 to 1.00
              February 3, 2001                          4.40 to 1.00

              May 5, 2001                               4.50 to 1.00
              August 4, 2001                            4.25 to 1.00
              November 3, 2001                          4.25 to 1.00
              February 2, 2002                          3.75 to 1.00

              May 5, 2002                               3.85 to 1.00
              August 4, 2002                            3.65 to 1.00
              November 3, 2002                          3.60 to 1.00
              February 2, 2003                          3.10 to 1.00

         (b) ADJUSTED INTEREST COVERAGE RATIO. Permit the Adjusted Interest Coverage Ratio as of the end of each fiscal quarter of CNG ending on any of the dates set forth below to be less than the ratio set forth opposite such date below:

                                                             Adjusted
              Fiscal Quarter Ending                  Interest Coverage Ratio
              ---------------------                  -----------------------

               July 29, 2000                                1.20 to 1.00
               October 28, 2000                             1.20 to 1.00
               February 3, 2001                             1.25 to 1.00

               May 5, 2001                                  1.25 to 1.00
               August 4, 2001                               1.25 to 1.00
               November 3, 2001                             1.30 to 1.00
               February 2, 2002                             1.30 to 1.00


               May 5, 2002                                  1.35 to 1.00
               August 4, 2002                               1.40 to 1.00
               November 3, 2002                             1.40 to 1.00
               February 2, 2003                             1.45 to 1.00



         (c) MINIMUM CONSOLIDATED NET WORTH: Permit the Consolidated Net Worth of CNG as of the end of each fiscal quarter of CNG ending on any of the dates set forth below to be less than the amount set forth opposite such date below:

              Fiscal Quarter Ending                  Consolidated Net Worth
              ---------------------                  ----------------------

               July 29, 2000                                $95,000,000
               October 28, 2000                             $95,000,000
               February 3, 2001                             $95,000,000

               May 5, 2001                                  $100,000,000
               August 4, 2001                               $100,000,000
               November 3, 2001                             $100,000,000
               February 2, 2002                             $105,000,000

               May 5, 2002                                  $105,000,000
               August 4, 2002                               $105,000,000
               November 3, 2002                             $110,000,000
               February 2, 2003                             $115,000,000"

         6. ADDITIONAL AMENDMENT TO SUBSECTION 8.1. Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraph (d) thereof in its entirety.

         7. AMENDMENT TO SUBSECTION 8.2(i). Subsection 8.2(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

         "(i) Indebtedness of the Borrowers and their Subsidiaries in an aggregate principal amount not exceeding as to the Borrowers and their Subsidiaries $10,000,000 at any time outstanding; PROVIDED that no Indebtedness shall be created, incurred or assumed pursuant to this subsection 8.2(i) until the Leverage Threshold has been satisfied."

         8. AMENDMENT TO SUBSECTION 8.7(c). Subsection 8.7(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

         "(c) so long as no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such dividend, dividends to CNG in an aggregate amount not to exceed $30,000,000 solely to allow CNG to repurchase CNG Notes and/or Senior Subordinated Notes without violating Section 9(m); PROVIDED that no dividends shall be declared or paid pursuant to this subsection 8.7(c) until the Leverage Threshold has been satisfied;"

         9. AMENDMENT TO SUBSECTION 8.7(d). Subsection 8.7(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

         "(d) so long as no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such dividend, dividends to CNG in an aggregate amount not to exceed $4,000,000 solely to allow CNG or CNC to repurchase, redeem, or otherwise acquire or retire for value, any Capital Stock of CNG or CNC or any current or former Subsidiary of CNG held by any of CNG's (or any of its Subsidiaries') current or former employees; PROVIDED that no dividends shall be declared or paid pursuant to this subsection 8.7(d) until the Leverage Threshold has been satisfied;"

        10. AMENDMENT TO SUBSECTION 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

        "8.8 Limitation on Capital and Other Expenditures.
             --------------------------------------------

         (a) Make any expenditure in respect of the purchase or other acquisition of fixed or capital assets (a "CAPITAL EXPENDITURE") except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrowers and their Subsidiaries during any of the test periods set forth below, the amount set forth opposite such test period set forth below:


                       Test Period                                      Amount
                       -----------                                      ------

               January 30, 2000 - February 3, 2001                   $43,000,000
               February 4, 2001 - February 2, 2002                   $47,000,000
               February 3, 2002 - Revolving Credit Termination Date  $52,000,000

         (b) Make any expenditure in respect of the development of computer systems owned or operated by the Borrowers and their Subsidiaries except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrowers and their Subsidiaries during any of the test periods set forth below, the amount set forth opposite such test period set forth below:

                       Test Period                                    Amount
                       -----------                                    ------

               January 30, 2000 - February 3, 2001                   $9,000,000
               February 4, 2001 - February 2, 2002                   $9,000,000
               February 3, 2002 - Revolving Credit Termination Date  $9,000,000"

        11. AMENDMENT TO SUBSECTION 8.9(e). Subsection 8.9(e) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

         "(e) so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect to such Investment, Investments in franchises in a business related to the optical business of Pearle and Cole Vision as conducted on the Closing Date in an aggregate amount not to exceed $15,000,000 during any fiscal year; PROVIDED that, until the Leverage Threshold has been satisfied, the aggregate amount of Investments made pursuant to this subsection 8.9(e) during any fiscal year shall not exceed $5,000,000; and".

         12. AMENDMENT TO SUBSECTION 8.9(f). Subsection 8.9(f) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

         "(f) Investments, other than the purchase of CNG Notes or the Senior Subordinated Notes, in an aggregate amount not to exceed $10,000,000; PROVIDED that the aggregate amount of Investments made pursuant to this subsection 8.9(f) until the Leverage Threshold has been satisfied shall not exceed $l,000,000.".

        13. AMENDMENT TO SUBSECTION 9(m). Subsection 9(m)(i)(x) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

      "(x) (so long as no Default or Event of Default has occurred and is continuing or would occur as a result of such repurchase and so long as no such repurchase occurs until the Leverage Threshold has been satisfied), repurchases by CNG of such of the CNG Notes and/or Senior Subordinated Notes that it is able to repurchase for an aggregate purchase price (including fees and expenses incurred in connection with such repurchase) not to exceed $30,000,000 and".

         14. AMENDMENT TO SUBSECTION 9(o). Subsection 9(o) is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

      "(o) CNC shall (i) create, incur, assume or suffer to exist any Indebtedness, except (A) Indebtedness outstanding on the Sixth Amendment Effective Date, (B) Indebtedness in connection with the Twinsburg Sale/Leaseback and (C) other Indebtedness in an aggregate principal amount not to exceed $5,000,000; (ii) make any Investments, except (A) Investments in connection with the Twinsburg Sale/Leaseback not to exceed in an aggregate amount equal to 20% of the purchase price payable thereunder, (B) Investments in Pearle Europe B.V., PROVIDED that, until the Leverage Threshold has been satisfied, the aggregate amount of Investments in Pearle Europe B.V. shall not exceed $10,000,000 during fiscal year 2000, $6,000,000 in fiscal year 2001 and $5,000,000 in fiscal year 2002; and (C) other Investments in an aggregate amount not to exceed $3,000,000; or (iii) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired."

         15. AMENDMENT TO SCHEDULE II TO CREDIT AGREEMENT. Schedule II to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof the revised Schedule II attached hereto as Exhibit A.

         16. AMENDMENT FEE. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Borrowers agree to pay to the Administrative Agent for the benefit of each Lender which so consents on or prior to June 23, 2000 (by executing and delivering to the Administrative Agent or its counsel this Amendment on or prior to such date), an amendment fee in an amount equal to .25% of the amount of such Lender's Revolving Credit Commitment, payable on the effective date of this Amendment in immediately available funds to the Administrative Agent on behalf of such Lender.

         17. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         18. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which all of the following conditions precedent have been satisfied or waived:

         (a) the Borrowers, the Majority Lenders, and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment, and the Guarantors shall have executed and delivered to the Administrative Agent the Acknowledgment and Consent attached hereto; and

         (b) the Borrowers shall have paid the fees referred to in Section 16 above.

         19. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

         20. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

         21. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         22. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                           CANADIAN IMPERIAL BANK OF
                           COMMERCE, NEW YORK AGENCY,
                           as Administrative Agent


                               /s/ Katherine Bass
                           By: -------------------------------------
                               Name:   Katherine Bass
                               Title:  Executive Director
                                       CIBC World Markets Corp. As Agent


                           CIBC INC.

                               /s/ Katherine Bass
                           By: -------------------------------------
                               Name:   Katherine Bass
                               Title:  Executive Director
                                       CIBC World Markets Corp. As Agent


                           CREDIT SUISSE FIRST BOSTON


                           By: -------------------------------------
                               Name:
                               Title:


                           By: -------------------------------------
                               Name:
                               Title:

                           CANADIAN IMPERIAL BANK OF
                           COMMERCE, NEW YORK AGENCY,
                           as Administrative Agent



                           By: -------------------------------------
                               Name:
                               Title:


                           CIBC INC.

                           By: -------------------------------------
                               Name:
                               Title:


                           CREDIT SUISSE FIRST BOSTON

                               /s/ Robert Hetu
                           By: -------------------------------------
                               Name:  Robert Hetu
                               Title: Vice President


                               /s/ Thomas G. Muoio
                           By: -------------------------------------
                               Name:  Thomas G. Muoio
                               Title: Vice President

                           FIRST UNION NATIONAL BANK


                               /s/ Randall R. Meck
                           By: -------------------------------------
                               Name:   Randall R. Meck
                               Title:  Vice President


                           NATIONAL CITY BANK


                           By: -------------------------------------
                               Name:
                               Title:


                           KEYBANK NATIONAL ASSOCIATION


                           By: -------------------------------------
                               Name:
                               Title:


                           FIFTH THIRD BANK, NORTHEASTERN OHIO


                           By: -------------------------------------
                               Name:
                               Title:

                           FIRST UNION NATIONAL BANK


                           By: -------------------------------------
                               Name:
                               Title:


                           NATIONAL CITY BANK

                               /s/ Chris D. Thornton
                           By: -------------------------------------
                               Name:  Chris D. Thornton
                               Title: Vice President


                           KEYBANK NATIONAL ASSOCIATION


                           By: -------------------------------------
                               Name:
                               Title:


                           FIFTH THIRD BANK, NORTHEASTERN OHIO


                           By: -------------------------------------
                               Name:
                               Title:

                           FIRST UNION NATIONAL BANK


                           By: -------------------------------------
                               Name:
                               Title:


                           NATIONAL CITY BANK


                           By: -------------------------------------
                               Name:
                               Title:


                           KEYBANK NATIONAL ASSOCIATION

                               /s/ Mark A. LoSchiavo
                           By: -------------------------------------
                               Name:  Mark A. LoSchiavo
                               Title: Assistant Vice President


                           FIFTH THIRD BANK, NORTHEASTERN OHIO


                           By: -------------------------------------
                               Name:
                               Title:

                           FIRST UNION NATIONAL BANK


                           By: -------------------------------------
                               Name:
                               Title:


                           NATIONAL CITY BANK


                           By: -------------------------------------
                               Name:
                               Title:


                           KEYBANK NATIONAL ASSOCIATION


                           By: -------------------------------------
                               Name:
                               Title:


                           FIFTH THIRD BANK, NORTHEASTERN OHIO

                               /s/ James P. Byrnes
                           By: -------------------------------------
                               Name:  James P. Byrnes
                               Title: Vice President

                                                                    EXHIBIT A TO
                                                                EIGHTH AMENDMENT

                                                                     Schedule II
                                                                     -----------
                                                             to Credit Agreement
                                                             -------------------



            Applicable Margin Calculation for Revolving Credit Loans
            --------------------------------------------------------

                              ABR Loans                Eurodollar Loans
Leverage Ratio                Applicable Margin        Applicable Margin
--------------                -----------------        -----------------

Greater than 4.25 to 1.00          2.00%                    3.00%

Greater than 3.75 to 1.00,
but less than or equal to
4.25 to 1.00                       1.50%                    2.50%

Greater than 3.25 to 1.00,
but less than or equal to
3.75 to 1.00                       1.25%                    2.25%

Greater than 2.75 to 1.00,
but less than or equal to
3.25 to 1.00                       1.00%                    2.00%


Less than or equal to 2.75
to 1.00                             .75%                    1.75%




Notwithstanding the foregoing table, (a) during the period from and including the Eighth Amendment Effective Date until June 30, 2000, the Applicable Margin in respect of Revolving Credit Loans shall equal (i) with respect to ABR Loans, 1.5% per annum and (ii) with respect to Eurodollar Loans, 2.5% per annum, and
(b) the Applicable Margin will be adjusted on each Adjustment Date after such period to the applicable rate per annum set forth above under the heading "ABR Loans Applicable Margin" or "Eurodollar Loans Applicable Margin" MINUS .25% per annum in the event that, immediately preceding such Adjustment Date, (i) the senior unsecured long-term debt of CNG shall be rated at least "BBB-" by Standard & Poor's, a division of McGraw-Hill, Inc., and (ii) the Administrative Agent shall have received written notice of such rating from a Borrower.

                                Commitment Fees
                                ---------------

Percentage of Revolving Credit
Commitments Used                                  Commitment Fees
----------------                                  ---------------

Greater than 66.6%                                    0.375%

Greater than 33.3%, but less                           0.50%
than or equal to 66.6%

Less than or equal to 33.3%                            0.75%

                       ACKNOWLEDGMENT AND CONSENT

         (i) Cole National Corporation ("CNC"), as Guarantor under the Guarantee, dated as of March 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "CNC GUARANTEE"), made by CNC in favor of the Administrative Agent, for the benefit of the Lenders, and (ii) each of the other undersigned corporations, as Guarantors under the Guarantee and Collateral Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such CNC Guarantee and Guarantee and Collateral Agreement, as applicable, are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement.


                           COLE NATIONAL CORPORATION

                               /s/ Joseph Gaglioti
                           By: -------------------------------------
                               Name:  Joseph Gaglioti
                               Title: Vice President & Treasurer


                           BAY CITIES OPTICAL COMPANY

                               /s/ Joseph Gaglioti
                           By: -------------------------------------
                               Name:  Joseph Gaglioti
                               Title: Treasurer


                           WESTERN STATES OPTICAL, INC.

                               /s/ Joseph Gaglioti
                           By: -------------------------------------
                               Name:  Joseph Gaglioti
                               Title: Treasurer

                           COLE VISION SERVICES, INC.

                               /s/ Joseph Gaglioti
                           By: -------------------------------------
                               Name:   Joseph Gaglioti
                               Title:  Treasurer


                           COLE MANAGEMENT SERVICES, INC.

                               /s/ Joseph Gaglioti
                           By: -------------------------------------
                               Name:  Joseph Gaglioti
                               Title: Treasurer


                           PEARLE VISIONCARE, INC.

                               /s/ Joseph Gaglioti
                           By: -------------------------------------
                               Name:  Joseph Gaglioti
                               Title: Vice President & Treasurer


                           PEARLE VISION MANAGED CARE -- HMO OF
                             TEXAS, INC.

                               /s/ Joseph Gaglioti
                           By: -------------------------------------
                               Name:  Joseph Gaglioti
                               Title: Vice President & Treasurer